Evergreen California Municipal Money Market Fund: Annual Report as of January 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
16	NOTES TO FINANCIAL STATEMENTS
20	INDEPENDENT AUDITORS’ REPORT
21	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen California Municipal Money Market Fund, which covers the 12-month period ended January 31, 2003.

Market analysis

We believe the case for proper asset allocation was made quite evident to investors over the past 12 months. While equities continued to struggle and bonds were mostly strong, money markets provided investors with consistency amid their growing popularity. The increased market volatility resulted in higher flows into cash accounts, and investors benefited from this strategy. Indeed, the past year was best measured in relative performance, and many investors participating in money market funds enjoyed stability despite the very low interest rate environment.

The increased volatility in the financial markets over the past year can be attributed not only to the weaker-than-expected economic recovery, but also to the accounting scandals that severely undermined corporate credibility. If these troubles were not enough, investors had to contend with the uncertain geopolitical situation, as the potential for war and terror attacks weighed heavily on everyone’s minds. Many investors chose to flee the equity markets, and stocks declined for the third consecutive year during 2002, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted many investors despite the $150 billion federal budget deficit. Cash levels, as measured by CDs, savings accounts and money market funds, rose to an estimated $6.5 trillion, an amount equivalent to almost two-thirds of total United States economic output.

LETTER TO SHAREHOLDERS continued

The period began with solid economic growth in the first quarter of last year and some momentum from the rally in late 2001. However, moderating economic growth and drastically reduced earnings expectations pummeled equities and money flowed back into treasuries and money markets. The Enron scandal served to exacerbate this trend and as other instances of corporate malfeasance surfaced, investor confidence plunged.

These disturbing events resulted in relatively quick action from the leadership in Washington as President Bush, members of Congress and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for perpetrators of fraud. Corporate CEOs and CFOs are now required to attest to the veracity of the financial statements submitted quarterly to the SEC.

But just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and the economic recovery remained slower than hoped. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and economic data was mixed. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan, who ultimately surprised investors with a larger-than-expected 50-basis point interest rate cut in early November.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project gross domestic product growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. In this environment, which continues to be framed by geopolitical concerns, money market investments will remain an important portfolio component.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

MANAGEMENT TEAM

Diane C. Beaver
Tax-Exempt Fixed Income Team
Lead Manager

PERFORMANCE AND RETURNS*1

Portfolio Inception Date: 9/24/2001
	Class A	Class S	Class I
Class Inception Date	9/24/2001	9/24/2001	9/24/2001

Average Annual Return

1 year	0.92%	0.68%	1.22%

Since portfolio inception	0.97%	0.72%	1.35%

7-day annualized yield	0.63%	0.43%	0.93%

30-day annualized yield	0.58%	0.38%	0.88%

12-month income dividends per share	$0.009	$0.007	$0.012

*The yield quotation more closely reflects the earnings of the fund than the total return quotation.

PORTFOLIO COMPOSITION
(based on 1/31/2003 portfolio assets)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

The advisor is currently waiving a portion of its advisory fee and reimbursing a portion of the distribution fees for Class S. Had the fee not been waived, returns would have been lower. The fund incurs a 12b-1 fee of 0.30% for Class A and 0.60% for Class S. Class I does not pay a 12b-1 fee.

FUND AT A GLANCE continued

7-DAY ANNUALIZED YIELD

TOTAL NET ASSETS: $184,851,877
AVERAGE MATURITY: 21 days

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of January 31, 2003, and subject to change.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended January 31,
	2003	2002[1]
CLASS A
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0[2]

Distributions to shareholders from
Net investment income	-0.01	-0[2]

Net asset value, end of period	$1.00	$1.00
Total return	0.92%	0.40%
Ratios and supplemental data
Net assets, end of period (thousands)	$122,687	$117,217
Ratios to average net assets
Expenses[3]	0.88%	0.89%[4]
Net investment income	0.88%	1.12%[4]

1.   For the period from September 24, 2001 (commencement of class operations), to January 31, 2002.

2.   Represents an amount less than $0.005 per share.

3.   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.   Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended January 31,
	2003	2002[1]
CLASS S
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0[2]

Distributions to shareholders from
Net investment income	-0.01	-0[2]

Net asset value, end of period	$1.00	$1.00
Total return	0.68%	0.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$41,997	$41,972
Ratios to average net assets
Expenses[3]	1.11%	1.19%[4]
Net investment income	0.65%	0.83%[4]

1.   For the period from September 24, 2001 (commencement of class operations), to January 31, 2002.

2.   Represents an amount less than $0.005 per share.

3.   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.   Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended January 31,
	2003	2002[1]
CLASS I
Net asset value, beginning of period	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0.01
Distributions to shareholders from
Net investment income	-0.01	-0.01

Net asset value, end of period	$1.00	$1.00
Total return	1.22%	0.59%
Ratios and supplemental data
Net assets, end of period (thousands)	$20,169	$168
Ratios to average net assets
Expenses[2]	0.58%	0.58%[3]
Net investment income	0.99%	1.42%[3]

1.   For the period from September 24, 2001 (commencement of class operations), to January 31, 2002.

2.   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

3.   Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003

	Principal Amount	Value

COMMERCIAL PAPER 1.4%
Utility 0.9%
Hawaii Dept. of Budget & Fin. RB, Ser. 1988-C, 3.15%, 2/7/2003	$ 1,200,000	$ 1,200,000
York Cnty., SC PCRB, 1.90%, 2/5/2003	400,000	400,000
1,600,000
Water & Sewer 0.5%
Olcese, CA Wtr. Dist. COP, 3.90%, 2/3/2003	1,000,000	1,000,000
Total Commercial Paper		2,600,000
MUNICIPAL OBLIGATIONS 98.3%
Community Development District 12.2%
Avalon, CA Community Impt. Agcy. Tax Allocation RB, Community Impt. Proj., (LOC: Union Bank of California), 2.00%, VRDN	6,635,000	6,635,000
Denver, CO Urban Renewal Tax Increment RB, (LOC: Mizuho Bank Ltd.), 1.45%, VRDN	1,000,000	1,000,000
San Diego, CA Pub. Facs. Fin. Auth. Lease RB:
(SPA: Merrill Lynch & Co.), 1.28%, VRDN	11,000,000	11,000,000
(SPA: Merrill Lynch & Co.), 2.05%, 6/5/2003	4,000,000	4,000,000
22,635,000
Education 5.2%
California Sch. Cash Reserve Prog. Auth. RAN, Ser. A, (Insd. by AMBAC), 3.00%, 7/3/2003	5,000,000	5,026,877
Midway, CA Sch. Dist. COP, Refining Proj., Ser. 2000, (LOC: Union Bank of California), 1.65%, VRDN	3,125,000	3,125,000
San Diego Cnty., CA COP, (LOC: Citibank), 1.10%, VRDN	1,400,000	1,400,000
9,551,877
General Obligation - State 12.6%
California GO, (Liq.: Societe Generale), 1.40%, VRDN	1,695,000	1,695,000
California RAN:
1.34%, 2/6/2003	5,000,000	5,000,000
1.39%, VRDN	4,000,000	4,000,000
2.50%, VRDN	5,000,000	5,015,591
Ser. G, 1.28%, VRDN	7,000,000	7,000,000
Hawaii GO, Ser. 1988-A, 3.15%, 2/7/2003	500,000	500,000
23,210,591
Hospital 3.5%
Alameda Cnty., CA COP, (Liq.: Svenska Handels Bank & Insd. by MBIA), 1.32%, VRDN	1,565,000	1,565,000
Indiana Hlth. Fac. Fin. Auth. RB, Ascension Hlth. Credit Group, Ser. A-3, 1.80%, 3/4/2003	5,000,000	5,000,000
6,565,000
Housing 25.3%
California CDA MHRB, Aqua Vista Apts. Proj., Ser. V, (LOC: Bank of The West), 1.35%, VRDN	11,500,000	11,500,000
Class B Revenue Bond Certificates, Ser. 2002-1, (Insd. by America Intl Group), 1.53%, VRDN	7,000,000	7,000,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
Housing continued
Oregon Hlth. Hsg. Ed. & Cultural Facs. Auth. RB, (LOC: U. S. Bank N. A.), 4.55%, 5/1/2003	$ 800,000	$ 804,310
PFOTER:
(SPA: Merrill Lynch & Co.), 1.31%, 2/6/2003	4,000,000	4,000,000
(SPA: Merrill Lynch & Co.), 1.66%, 4/2/2003	2,000,000	2,000,000
Class I, (SPA: Merrill Lynch & Co.), 1.38%, VRDN	2,500,000	2,500,000
San Francisco, CA Redevelopment Agcy. MHRB, (LOC: Citibank N. A.), 1.15%, VRDN	4,965,000	4,965,000
San Jose, CA MHRB, (SPA: Merrill Lynch & Co.), 1.32%, VRDN	14,000,000	14,000,000
46,769,310
Lease 1.3%
Pitney Bowes Credit Corp. RB, Ser. 1998-1, (SPA: Pitney Bowes Inc.), 1.90%, 10/8/2003 144A	2,418,680	2,418,680
Manufacturing 17.4%
Auburn, CA IDA RB, Coherent, Inc. Proj., (LOC: Bank of Tokyo-Mitsubishi, Ltd.), 3.45%, VRDN	1,200,000	1,200,000
Braxton Cnty., WV Solid Wst. Disposal RRB, Weyerhaeuser Co. Proj., 2.00%, VRDN	1,500,000	1,500,000
California CDA RB, (LOC: Union Bank of California), 1.75%, VRDN	1,070,000	1,070,000
California EDA RB:
(LOC: Union Bank of California), 2.15%, VRDN	1,655,000	1,655,000
Killion Inds. Proj., (LOC: Union Bank of California), 2.65%, VRDN	2,920,000	2,920,000
California Infrastructure & Economic RB, (SPA: Bank of The West), 1.30%, VRDN	2,595,000	2,595,000
Chula Vista, CA IDA RB, (LOC: Union Bank of California), 2.15%, VRDN	2,160,000	2,160,000
Frankfort, IN EDRRB, (LOC: Misuho Bank Ltd.), 4.25%, VRDN	1,600,000	1,600,000
Glenn Cnty., CA IDA PCRB, Land O’Lakes, Inc. Ser. 1995, (LOC: Norwest Bank), 1.40%, VRDN	1,900,000	1,900,000
Lodi, CA IDA RB, Dart Container Proj., (LOC: Bank One Ohio), 1.30%, VRDN	8,000,000	8,000,000
Los Angeles, CA IDA RB: (LOC: U. S. Bank N. A.), 1.35%, VRDN	2,890,000	2,890,000
Martin Cnty., NC Indl. Facs. PCRB, Weyerhaeuser Co. Proj., 3.13%, VRDN	300,000	300,000
Michigan Strategic Fund, Ltd. Obl. RB, 1.70%, VRDN	200,000	200,000
Puerto Rico Indl. Med. & Env. PCRB, Becton Dickinson & Co., 1.85%, 3/1/2003	4,155,000	4,155,000
32,145,000
Miscellaneous Revenue 7.4%
Oakland, CA Joint Pwrs. Fin. Auth. Lease RB, Ser. A-2, (SPA: Commerzbank A. G.), 1.55%, VRDN	13,700,000	13,700,000
Resource Recovery 1.2%
Phenix Cnty., AL IDA RB, Mead Coated Board Proj. Ser. A, (LOC: PNC Bank Ohio N. A.), 1.36%, VRDN	2,300,000	2,300,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
Tobacco Revenue 2.7%
Golden Tobacco Securitization Corp. RB, (SPA: Merrill Lynch Capital Service), 1.22%, VRDN	$ 5,000,000	$ 5,000,000
Transportation 0.2%
Municipal Securities Pool Trust Receipts RB, Ser. 2001-SG, (Liq.: Societe Generale), 1.33%, VRDN	325,000	325,000
Utility 5.7%
California Pollution Ctrl. Fin. Auth. RB: Pacific Gas & Elec. Proj.:
Ser. 96-C, (SPA: Bank of America), 1.40%, VRDN	2,100,000	2,100,000
Ser. 97-B, (SPA: Deutsche Bank), 1.40%, VRDN	2,100,000	2,100,000
Carlton, WI PCRB, Power & Light Proj., 1.65%, VRDN	800,000	800,000
Carroll Cnty., KY Collateralized Solid Wst. Disp. Facs. RB, Ser. A, 1.50%, VRDN	2,000,000	2,000,000
Chula Vista, CA Indl. Dev. RB, 1.30%, VRDN	500,000	500,000
Modesto, CA Irrigation Dist. Fin. Auth. RB, ( Liq.: Societe Generale & Insd. by MBIA), 1.14%, VRDN	1,500,000	1,500,000
Oconee Cnty., SC PCRB, 1.70%, VRDN	1,500,000	1,500,000
10,500,000
Water & Sewer 3.6%
West Basin, CA Muni. Wtr. Dist. RB, (LOC: Bayerische Hypo-Und Vereins), 1.30%, VRDN	6,600,000	6,600,000
Total Municipal Obligations		181,720,458
Total Investments (cost $184,320,458) 99.7%		184,320,458
Other Assets and Liabilities 0.3%		531,419
Net Assets 100.0%		$ 184,851,877

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.
CDA	Community Development Administration
COP	Certificate of Participation
EDA	Economic Development Authority
EDRRB	Economic Development Refunding Revenue Bond
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
PFOTER	Puttable Floating Option Tax Exempt Receipt
RAN	Revenue Anticipation Note
RB	Revenue Bond
RRB	Refunding Revenue Bond
SPA	Security Purchase Agreement
VRDN	Variable Rate Demand Note
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003

Variable Rate Demand Notes are payable on demand on no more than seven calendar days after notice is given by the fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at January 31, 2003.

Certain obligations held in the portfolio have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements, and third party insurance (i.e. AMBAC, FGIC and MBIA). Adjustable rate bonds and variable rate demand notes held in the portfolio may be considered derivative securities within the standards imposed by the Securities and Exchange Commission under Rule 2a-7 which were designed to minimize both credit and market risk.

The following table shows the percent of total investments invested by geographic location as of January 31, 2003 (unaudited):
Percentage of Total Investments
California	78.3%
Non-State Specific	6.2%
Delaware	3.8%
Indiana	3.6%
Puerto Rico	2.3%
Alabama	1.2%
Kentucky	1.1%
South Carolina	0.8%
West Virginia	0.8%
Colorado	0.5%
Oregon	0.4%
Wisconsin	0.4%
Hawaii	0.3%
North Carolina	0.2%
Michigan	0.1%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003

Assets
Investments at amortized cost	$ 184,320,458
Receivable for Fund shares sold	59,553
Interest receivable	515,137
Prepaid expenses and other assets	35,814

Total assets	184,930,962

Liabilities
Dividends payable	15,181
Payable for Fund shares redeemed	5,233
Due to custodian bank	19,046
Advisory fee payable	4,499
Distribution Plan expenses payable	1,332
Due to other related parties	902
Accrued expenses and other liabilities	32,892

Total liabilities	79,085

Net assets	$ 184,851,877

Net assets represented by
Paid-in capital	$ 184,867,058
Overdistributed net investment income	(15,181)

Total net assets	$ 184,851,877

Net assets consists of
Class A	$ 122,686,662
Class S	41,996,560
Class I	20,168,655

Total net assets	$ 184,851,877

Shares outstanding
Class A	122,730,477
Class S	42,014,922
Class I	20,169,172

Net asset value per share
Class A	$ 1.00
Class S	$ 1.00
Class I	$ 1.00

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended January 31, 2003

Investment income
Interest	$ 3,197,793

Expenses
Advisory fee	817,547
Distribution Plan expenses
Class A	378,296
Class S	316,766
Administrative services fees	108,056
Transfer agent fee	122,904
Trustees’ fees and expenses	3,218
Printing and postage expenses	24,717
Custodian fee	50,881
Registration and filing fees	27,309
Professional fees	21,107
Other	22,898

Total expenses	1,893,699
Less: Expense reductions	(1,729)
Fee waivers and expense reimbursements	(177,564)

Net expenses	1,714,406

Net investment income	1,483,387

Net realized gains on securities	931

Net increase in net assets resulting from operations	$ 1,484,318

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 31,
	2003		2002 (a)

Operations
Net investment income		$ 1,483,387		$ 639,378
Net realized gains on securities		931		2,893

Net increase in net assets resulting from operations		1,484,318		642,271

Distributions to shareholders from
Net investment income
Class A		(1,158,986)		(583,709)
Class S		(363,400)		(54,900)
Class I		(28,110)		(177)

Total distributions to shareholders		(1,550,496)		(638,786)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	688,750,816	688,750,816	348,120,052	348,120,052
Class S	82,398,909	82,398,908	47,911,313	47,911,313
Class I	20,413,714	20,413,714	167,371	167,371

		791,563,438		396,198,736

Net asset value of shares issued in reinvestment of distributions
Class A	1,158,487	1,158,487	583,406	583,406
Class I	28,033	28,033	177	177

		1,186,520		583,583

Payment for shares redeemed
Class A	(684,393,377)	(684,393,377)	(231,488,907)	(231,488,907)
Class S	(82,355,203)	(82,355,203)	(5,940,097)	(5,940,097)
Class I	(440,123)	(440,123)	0	0

		(767,188,703)		(237,429,004)

Net increase in net assets resulting from capital share transactions		25,561,255		159,353,315

Total increase in net assets		25,495,077		159,356,800
Net assets
Beginning of period		159,356,800		0

End of period		$ 184,851,877		$ 159,356,800

Undistributed (overdistributed) net investment income		$ (15,181)		$ 48,516

(a) For the period from September 24, 2001 (commencement of operations), to January 31, 2002.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen California Municipal Money Market Fund (the “Fund”) is a non-diversified series of Evergreen Money Market Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class S and Institutional (“Class I”) shares. Class A and S shares are sold at net asset value without a front-end sales charge or contingent deferred sales charge, but pay an ongoing distribution fee. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

NOTES TO FINANCIAL STATEMENTS continued

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.45% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or expense reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. Total amounts subject to recoupment as of year ended January 31, 2003 were $28,805.

During the year ended January 31, 2003, the investment advisor waived its fees in the amount of $143,088 which represents 0.08% of the Fund’s average daily net assets. In addition, the investment advisor reimbursed expenses for distribution fees for Class S shares in the amount of $34,476, which represents 0.07% of the average daily net assets of Class S shares.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.06% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 0.60% of the average daily net assets for Class S shares.

5. SECURITIES TRANSACTIONS

On January 31, 2003, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the year ended January 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of January 31, 2003, the components of distributable earnings on a tax basis consisted of overdistributed exempt-interest income in the amount of $15,181.

The tax character of distributions paid for the year ended January 31, 2003 was $3,412 of ordinary income and $1,547,084 of exempt-interest income.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of the fund’s expense has been reduced. The Fund received expense reductions from expense offset arrangements of $1,729, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. IN-KIND TRANSACTION

Effective on the close of business on September 21, 2001, the Fund acquired assets through an in-kind transaction. This transaction transferred the underlying securities and net cash balances of Evergreen CRT California Tax-Exempt Money Market Fund. In the transaction, shareholders redeemed 169,047,598 shares of Evergreen CRT California Tax-Exempt Money Market Fund and purchased the same number of Class A shares of the Fund in consideration for securities, net of the cash balance, valued at $168,415,648 which resulted in no gain or loss to the shareholder. The value of securities, net of the cash balance, received by the Fund and the number of Class A shares issued are reflected as proceeds from shares sold in the Statement of Changes in Net Asset for the year ended January 31, 2002.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at

NOTES TO FINANCIAL STATEMENTS continued

0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended January 31, 2003, the Fund had no borrowings under this agreement.

12. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Money Market Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen California Municipal Money Market Fund, a portfolio of Evergreen Money Market Trust, as of January 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen California Municipal Money Market Fund, as of January 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
March 7, 2003

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended January 31, 2003, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 99.78%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

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Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034